UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period:	September 30, 2015

Item 1. Schedule of Investments:

VT George Putnam Balanced Fund

The fund's portfolio
9/30/15 (Unaudited)

COMMON STOCKS (60.6%)(a)
			Shares	Value

Basic materials (2.5%)

Air Products & Chemicals, Inc.			1,154	$147,227

Alcoa, Inc.			4,062	39,239

Axalta Coating Systems, Ltd.(NON)			6,776	171,704

Axiall Corp.			1,351	21,197

CF Industries Holdings, Inc.			2,582	115,932

Dow Chemical Co. (The)			8,853	375,367

E.I. du Pont de Nemours & Co.			6,716	323,711

Fortune Brands Home & Security, Inc.			7,606	361,057

Freeport-McMoRan, Inc. (Indonesia)			2,593	25,126

Huntsman Corp.			1,209	11,715

Martin Marietta Materials, Inc.			340	51,663

Monsanto Co.			1,237	105,566

Newmont Mining Corp.			2,796	44,932

Nucor Corp.			1,832	68,792

Packaging Corp. of America			1,986	119,478

PPG Industries, Inc.			2,418	212,034

Praxair, Inc.			939	95,647

Sealed Air Corp.			4,238	198,677

Sherwin-Williams Co. (The)			2,272	506,156

Smurfit Kappa Group PLC (Ireland)			2,678	72,062

Steel Dynamics, Inc.			690	11,854

Symrise AG (Germany)			2,824	169,635

Tronox, Ltd. Class A			874	3,819

				3,252,590
Capital goods (2.5%)

Airbus Group SE (France)			1,036	61,534

Allegion PLC (Ireland)			1,050	60,543

Bombardier, Inc. Class B (Canada)			332,716	416,362

Embraer SA ADR (Brazil)			100	2,558

Gaztransport Et Technigaz SA (France)			2,373	123,310

General Dynamics Corp.			2,845	392,468

HD Supply Holdings, Inc.(NON)			4,710	134,800

Northrop Grumman Corp.			7,041	1,168,454

Raytheon Co.			4,637	506,639

United Technologies Corp.			4,831	429,911

				3,296,579
Communication services (3.2%)

American Tower Corp.(R)			7,828	688,707

AT&T, Inc.			21,430	698,189

Charter Communications, Inc. Class A(NON)			1,156	203,283

Comcast Corp. Class A			10,045	571,360

DISH Network Corp. Class A(NON)			5,215	304,243

Equinix, Inc.(R)			504	137,794

Level 3 Communications, Inc.(NON)			13,492	589,465

Liberty Global PLC Ser. C (United Kingdom)(NON)			12,895	528,953

Time Warner Cable, Inc.			2,744	492,191

				4,214,185
Communications equipment (0.7%)

Cisco Systems, Inc.			33,155	870,319

				870,319
Computers (3.0%)

Apple, Inc.			25,955	2,862,837

Castlight Health, Inc. Class B(NON)			26,591	111,682

EMC Corp.			22,075	533,332

Hewlett-Packard Co.			13,119	335,978

Western Digital Corp.			1,043	82,856

				3,926,685
Conglomerates (0.9%)

Danaher Corp.			6,106	520,292

Siemens AG (Germany)			630	56,286

Tyco International PLC			19,002	635,807

				1,212,385
Consumer cyclicals (8.0%)

Advance Auto Parts, Inc.			1,533	290,549

Amazon.com, Inc.(NON)			2,590	1,325,795

Bed Bath & Beyond, Inc.(NON)			3,278	186,912

Brunswick Corp.			2,169	103,873

CaesarStone Sdot-Yam, Ltd. (Israel)			4,960	150,784

Ctrip.com International, Ltd. ADR (China)(NON)			4,065	256,827

Dollar General Corp.			3,212	232,677

Five Below, Inc.(NON)			9,109	305,880

Gap, Inc. (The)			7,027	200,270

GNC Holdings, Inc. Class A			935	37,793

Hanesbrands, Inc.			8,004	231,636

Hilton Worldwide Holdings, Inc.			12,860	295,008

Home Depot, Inc. (The)			5,719	660,487

Kimberly-Clark Corp.			3,924	427,873

Live Nation Entertainment, Inc.(NON)			16,574	398,439

Macy's, Inc.			4,135	212,208

Marriott International, Inc./MD Class A			2,965	202,213

MasterCard, Inc. Class A			4,970	447,896

Michaels Cos., Inc. (The)(NON)			3,812	88,057

NIKE, Inc. Class B			4,390	539,838

Office Depot, Inc.(NON)			3,686	23,664

PayPal Holdings, Inc.(NON)			7,127	221,222

Penn National Gaming, Inc.(NON)			6,767	113,550

Priceline Group, Inc. (The)(NON)			417	515,771

PulteGroup, Inc.			5,341	100,785

RE/MAX Holdings, Inc. Class A			7,171	258,013

Rollins, Inc.			6,688	179,707

Tiffany & Co.			2,622	202,471

Time Warner, Inc.			7,354	505,588

TiVo, Inc.(NON)			3,899	33,765

TJX Cos., Inc. (The)			6,279	448,446

Vail Resorts, Inc.			1,397	146,238

Vulcan Materials Co.			733	65,384

Wal-Mart Stores, Inc.			4,983	323,098

Walt Disney Co. (The)			4,933	504,153

Wynn Resorts, Ltd.			2,940	156,173

				10,393,043
Consumer staples (5.5%)

Avon Products, Inc.			47,043	152,890

Blue Buffalo Pet Products, Inc.(NON)			7,916	141,776

Bright Horizons Family Solutions, Inc.(NON)			2,531	162,591

Coca-Cola Enterprises, Inc.			2,015	97,425

Costco Wholesale Corp.			2,886	417,229

Coty, Inc. Class A(NON)			26,716	722,935

CVS Health Corp.			7,004	675,746

Delivery Hero Holding GmbH (acquired 6/12/15, cost $46,212) (Private) (Germany)(F)(RES)(NON)			6	41,295

Edgewell Personal Care Co.			6,795	554,472

Groupon, Inc.(NON)			7,324	23,876

GrubHub, Inc.(NON)			3,908	95,121

JM Smucker Co. (The)			2,020	230,462

Keurig Green Mountain, Inc.			2,055	107,148

Kraft Heinz Co. (The)			3,960	279,497

Mead Johnson Nutrition Co.			1,384	97,434

Molson Coors Brewing Co. Class B			2,011	166,953

Mondelez International, Inc. Class A			9,853	412,545

Philip Morris International, Inc.			7,116	564,512

Pinnacle Foods, Inc.			2,940	123,127

Procter & Gamble Co. (The)			11,414	821,123

Restaurant Brands International LP (Units) (Canada)			19	665

Restaurant Brands International, Inc. (Canada)			5,091	182,869

Sally Beauty Holdings, Inc.(NON)			11,341	269,349

TreeHouse Foods, Inc.(NON)			692	53,831

Ulta Salon, Cosmetics & Fragrance, Inc.(NON)			167	27,279

Walgreens Boots Alliance, Inc.			5,740	476,994

Yum! Brands, Inc.			3,833	306,448

				7,205,592
Electronics (3.0%)

Agilent Technologies, Inc.			8,012	275,052

Analog Devices, Inc.			2,773	156,425

Avago Technologies, Ltd.			2,741	342,652

Cavium, Inc.(NON)			3,594	220,564

Honeywell International, Inc.			5,559	526,382

Intel Corp.			4,267	128,607

L-3 Communications Holdings, Inc.			13,232	1,383,009

Micron Technology, Inc.(NON)			5,061	75,814

ON Semiconductor Corp.(NON)			6,992	65,725

QUALCOMM, Inc.			5,796	311,419

Skyworks Solutions, Inc.			911	76,715

TE Connectivity, Ltd.			4,163	249,322

Texas Instruments, Inc.			3,004	148,758

				3,960,444
Energy (4.1%)

Anadarko Petroleum Corp.			9,757	589,225

Apache Corp.			5,247	205,473

Baker Hughes, Inc.			4,434	230,745

BG Group PLC (United Kingdom)			28,911	416,889

Cabot Oil & Gas Corp.			2,821	61,667

Chevron Corp.			3	237

Concho Resources, Inc.(NON)			225	22,118

ConocoPhillips			5,424	260,135

CONSOL Energy, Inc.			1,416	13,877

Devon Energy Corp.			2,533	93,949

Diamondback Energy, Inc.(NON)			670	43,282

EOG Resources, Inc.			2,752	200,346

Exxon Mobil Corp.			14,681	1,091,532

Genel Energy PLC (United Kingdom)(NON)			35,557	149,568

Gulfport Energy Corp.(NON)			518	15,374

Halliburton Co.			3,458	122,240

Marathon Oil Corp.			13,710	211,134

MarkWest Energy Partners LP			4,749	203,780

Pioneer Natural Resources Co.			1,741	211,775

Plains All American Pipeline LP			926	28,132

Schlumberger, Ltd.			5,507	379,818

Suncor Energy, Inc. (Canada)			18,080	483,098

Total SA ADR (France)			7,295	326,159

				5,360,553
Financials (10.2%)

AllianceBernstein Holding LP (Partnership shares)			9,743	259,164

Altisource Residential Corp.(R)			2,287	31,835

American Express Co.			6,970	516,686

American International Group, Inc.			12,682	720,591

Ameriprise Financial, Inc.			2,458	268,242

Assured Guaranty, Ltd.			14,444	361,100

AvalonBay Communities, Inc.(R)			1,213	212,057

Bank of America Corp.			70,607	1,100,057

Bank of New York Mellon Corp. (The)			13,020	509,733

Berkshire Hathaway, Inc. Class B(NON)			575	74,980

Boston Properties, Inc.(R)			1,636	193,702

Carlyle Group LP (The)			9,983	167,714

CBRE Group, Inc. Class A(NON)			1,309	41,888

Charles Schwab Corp. (The)			23,034	657,851

Citigroup, Inc.			16,664	826,701

CME Group, Inc.			1,571	145,695

E*Trade Financial Corp.(NON)			3,120	82,150

Equity Lifestyle Properties, Inc.(R)			1,821	106,656

Essex Property Trust, Inc.(R)			603	134,722

Federal Realty Investment Trust(R)			779	106,295

Gaming and Leisure Properties, Inc.(R)			6,657	197,713

General Growth Properties(R)			6,117	158,858

Genworth Financial, Inc. Class A(NON)			38,870	179,579

Hartford Financial Services Group, Inc. (The)			10,587	484,673

Invesco, Ltd.			4,677	146,063

JPMorgan Chase & Co.			24,210	1,476,084

KKR & Co. LP			17,109	287,089

MetLife, Inc.			1,809	85,294

Oportun Financial Corp. (acquired 6/23/15, cost $42,371) (Private)(F)(RES)(NON)			14,867	38,134

Pebblebrook Hotel Trust(R)			1,316	46,652

Plum Creek Timber Co., Inc.(R)			1,267	50,059

Prudential PLC (United Kingdom)			18,620	393,637

Public Storage(R)			591	125,073

Regions Financial Corp.			43,807	394,701

Seritage Growth Properties(NON)(R)			467	17,396

Simon Property Group, Inc.(R)			1,186	217,892

Visa, Inc. Class A			12,408	864,341

Vornado Realty Trust(R)			874	79,027

Wells Fargo & Co.			31,178	1,600,990

				13,361,074
Health care (8.7%)

Abbott Laboratories			6,357	255,679

Aetna, Inc.			1,095	119,804

Align Technology, Inc.(NON)			998	56,646

Allergan PLC(NON)			3,718	1,010,590

AMAG Pharmaceuticals, Inc.(NON)			2,294	91,141

Amgen, Inc.			6,401	885,386

Anthem, Inc.			2,244	314,160

Becton Dickinson and Co.			1	133

Biogen, Inc.(NON)			1,840	536,930

Boston Scientific Corp.(NON)			18,634	305,784

Bristol-Myers Squibb Co.			12,579	744,677

C.R. Bard, Inc.			1,752	326,415

Cardinal Health, Inc.			3,694	283,773

Celgene Corp.(NON)			6,433	695,858

Cigna Corp.			2,441	329,584

Cooper Cos., Inc. (The)			776	115,515

DexCom, Inc.(NON)			658	56,496

Diplomat Pharmacy, Inc.(NON)			2,328	66,883

Edwards Lifesciences Corp.(NON)			1,920	272,966

Eli Lilly & Co.			5,710	477,870

Express Scripts Holding Co.(NON)			2,086	168,883

Gilead Sciences, Inc.			9,822	964,422

HCA Holdings, Inc.(NON)			2,235	172,900

HTG Molecular Diagnostics, Inc.(NON)			867	6,607

Jazz Pharmaceuticals PLC(NON)			696	92,436

Johnson & Johnson			4,231	394,964

McKesson Corp.			1,668	308,630

Medtronic PLC			2,613	174,914

Merck & Co., Inc.			7,756	383,069

Mylan NV(NON)			5,868	236,246

Perrigo Co. PLC			2,090	328,694

Pfizer, Inc.			14,546	456,890

Press Ganey Holdings, Inc.(NON)			2,248	66,518

Service Corporation International			4,324	117,180

Stryker Corp.			1,033	97,205

TESARO, Inc.(NON)			3,030	121,503

Universal Health Services, Inc. Class B			1,455	181,599

Ventas, Inc.(R)			2,816	157,865

				11,376,815
Semiconductor (0.2%)

Lam Research Corp.			4,086	266,938

				266,938
Software (2.0%)

Activision Blizzard, Inc.			7,381	227,999

Adobe Systems, Inc.(NON)			4,079	335,375

Autodesk, Inc.(NON)			1,502	66,298

Microsoft Corp.			35,280	1,561,493

Oracle Corp.			5,734	207,112

Tencent Holdings, Ltd. (China)			7,736	130,108

TubeMogul, Inc.(NON)			5,233	55,051

				2,583,436
Technology services (3.2%)

Alibaba Group Holding, Ltd. ADR (China)(NON)			2,688	158,511

Facebook, Inc. Class A(NON)			14,173	1,274,153

Fidelity National Information Services, Inc.			2,448	164,212

Google, Inc. Class A(NON)			14	8,937

Google, Inc. Class C(NON)			3,197	1,945,119

Salesforce.com, Inc.(NON)			5,939	412,345

Yahoo!, Inc.(NON)			7,787	225,122

				4,188,399
Transportation (1.2%)

American Airlines Group, Inc.			8,473	329,007

Genesee & Wyoming, Inc. Class A(NON)			2,265	133,816

Golar LNG, Ltd. (Norway)			1,156	32,229

Spirit Airlines, Inc.(NON)			6,125	289,713

Union Pacific Corp.			9,186	812,134

				1,596,899
Utilities and power (1.7%)

American Electric Power Co., Inc.			2,708	153,977

American Water Works Co., Inc.			2,604	143,428

Calpine Corp.(NON)			13,993	204,298

Edison International			4,564	287,851

Exelon Corp.			12,743	378,467

NextEra Energy Partners LP			2,930	63,874

NextEra Energy, Inc.			1,901	185,443

NRG Energy, Inc.			19,229	285,551

PG&E Corp.			5,839	308,299

Sempra Energy			2,118	204,853

				2,216,041

Total common stocks (cost $80,202,105)				$79,281,977

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (13.6%)(a)
			Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.6%)

Government National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, October 1, 2045			$1,000,000	$1,047,500
3s, TBA, October 1, 2045			1,000,000	1,020,313

				2,067,813
U.S. Government Agency Mortgage Obligations (12.0%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
4 1/2s, May 1, 2044			499,058	555,427
3 1/2s, March 1, 2045			773,999	810,749

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033 to November 1, 2038			361,176	404,948
5s, August 1, 2033			135,438	149,733
4 1/2s, TBA, November 1, 2045			3,000,000	3,248,438
4 1/2s, TBA, October 1, 2045			3,000,000	3,252,188
4s, TBA, November 1, 2045			1,000,000	1,063,750
4s, TBA, October 1, 2045			1,000,000	1,066,563
3 1/2s, TBA, November 1, 2045			1,000,000	1,039,375
3 1/2s, TBA, October 1, 2045			2,000,000	2,085,938
3s, TBA, November 1, 2045			1,000,000	1,009,531
3s, TBA, October 1, 2045			1,000,000	1,013,281

				15,699,921

Total U.S. government and agency mortgage obligations (cost $17,663,408)				$17,767,734

U.S. TREASURY OBLIGATIONS (12.6%)(a)
			Principal amount	Value

U.S. Treasury Bonds 2 3/4s, August 15, 2042			$400,000	$390,180

U.S. Treasury Notes
2s, November 30, 2020			3,240,000	3,327,834
1 3/8s, September 30, 2018			2,280,000	2,309,591
1 1/8s, December 31, 2019			950,000	944,554
1s, August 31, 2016			400,000	402,268
0 3/4s, March 31, 2018			3,440,000	3,434,927
0 3/4s, December 31, 2017			1,720,000	1,720,672
0 3/4s, October 31, 2017			3,900,000	3,906,094

Total U.S. treasury Obligations (cost $16,305,794)				$16,436,120

CORPORATE BONDS AND NOTES (15.7%)(a)
			Principal amount	Value

Basic materials (0.9%)

Agrium, Inc. sr. unsec. unsub. notes 7 1/8s, 2036 (Canada)			$45,000	$56,797

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)			60,000	64,950

CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044			42,000	40,817

CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034			53,000	51,024

CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020			11,000	12,931

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023			30,000	29,380

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018			15,000	16,733

Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025			35,000	34,185

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029			135,000	180,434

Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. notes 6s, 2041 (Canada)			5,000	3,450

Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. notes 3.6s, 2017 (Canada)			10,000	9,294

Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. notes 2.7s, 2017 (Canada)			85,000	76,458

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4s, 2025			134,000	103,515

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 2 7/8s, 2020			35,000	28,000

International Paper Co. sr. unsec. notes 8.7s, 2038			10,000	13,442

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021			30,000	30,978

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043			21,000	22,107

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033			9,000	9,475

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019			25,000	26,645

Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020			25,000	25,877

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096			45,000	55,444

Westvaco Corp. company guaranty sr. unsec. unsub. notes 8.2s, 2030			140,000	192,146

Westvaco Corp. company guaranty sr. unsec. unsub. notes 7.95s, 2031			10,000	12,997

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032(R)			82,000	103,067

				1,200,146
Capital goods (0.3%)

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023			5,000	5,175

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)			104,000	141,803

Northrop Grumman Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2026			30,000	39,963

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN, 6 1/4s, 2038			125,000	159,564

United Technologies Corp. sr. unsec. notes 5.7s, 2040			15,000	17,799

				364,304
Communication services (1.5%)

American Tower Corp. sr. unsec. notes 4s, 2025(R)			20,000	19,514

American Tower Corp. sr. unsec. unsub. notes 3.4s, 2019(R)			95,000	97,791

AT&T, Inc. sr. unsec. notes 4 3/4s, 2046			12,000	10,996

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025			13,000	12,408

CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty sr. notes 3.849s, 2023			30,000	29,895

CCO Safari II, LLC 144A company guaranty sr. notes 6.484s, 2045			77,000	77,681

CCO Safari II, LLC 144A company guaranty sr. notes 4.908s, 2025			38,000	37,818

Comcast Cable Communications Holdings, Inc. company guaranty sr. unsec. notes 9.455s, 2022			25,000	34,884

Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035			27,000	34,374

Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022(R)			10,000	10,350

Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020			105,000	113,418

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)			10,000	13,180

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040			55,000	68,693

Qwest Corp. sr. unsec. notes 6 3/4s, 2021			10,000	10,581

Rogers Communications, Inc. company guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)			10,000	13,844

Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)			35,000	33,009

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017			175,000	180,260

SES SA 144A company guaranty sr. unsec. notes 5.3s, 2043 (France)			40,000	39,930

TCI Communications, Inc. sr. unsec. unsub. notes 7 7/8s, 2026			45,000	61,261

Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)			200,000	195,500

Telefonica Emisiones SAU company guaranty sr. unsec. notes 5.462s, 2021 (Spain)			125,000	139,670

Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)			150,000	156,856

Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 7.045s, 2036 (Spain)			10,000	11,856

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033			2,000	2,291

Verizon Communications, Inc. sr. unsec. unsub. notes 4.522s, 2048			210,000	184,545

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub. bonds 8s, 2022			110,000	137,245

Verizon New York, Inc. company guaranty sr. unsec. notes Ser. B, 7 3/8s, 2032			11,000	12,724

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds 8.35s, 2030			135,000	167,566

				1,908,140
Consumer cyclicals (1.8%)

21st Century Fox America, Inc. company guaranty sr. unsec. notes 7.85s, 2039			25,000	33,689

21st Century Fox America, Inc. company guaranty sr. unsec. notes 7 3/4s, 2024			135,000	170,364

Autonation, Inc. company guaranty sr. unsec. notes 4 1/2s, 2025			30,000	30,576

Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020			92,000	101,025

Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044			85,000	80,507

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030			127,000	164,960

Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022			99,000	128,121

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023			80,000	76,236

Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020			88,000	97,539

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047			34,000	48,497

Ford Motor Co. sr. unsec. unsub. notes 7 3/4s, 2043			210,000	260,704

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046			20,000	25,335

General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.3s, 2025			142,000	137,373

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018			25,000	25,188

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)			90,000	97,209

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds 9.15s, 2023			95,000	125,147

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021(R)			48,000	54,306

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022(R)			22,000	23,889

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023			30,000	29,247

INVISTA Finance, LLC 144A company guaranty sr. notes 4 1/4s, 2019			12,000	11,580

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029			26,000	31,630

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 6.7s, 2034			40,000	46,129

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 6.65s, 2024			18,000	21,344

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042			10,000	9,371

Macy's Retail Holdings, Inc. company guaranty sr. unsec. unsub. notes 7s, 2028			10,000	12,309

McGraw Hill Financial, Inc. 144A company guaranty sr. unsec. notes 4.4s, 2026			70,000	71,037

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022			65,000	66,267

O'Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023			25,000	25,670

Owens Corning company guaranty sr. unsec. notes 9s, 2019			94,000	111,774

Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025			16,000	15,903

QVC, Inc. company guaranty sr. notes 4.85s, 2024			50,000	48,446

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044			55,000	53,154

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032			45,000	58,435

Viacom, Inc. sr. unsec. unsub. notes 5.85s, 2043			50,000	46,238

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025			20,000	19,475

				2,358,674
Consumer staples (0.9%)

Anheuser-Busch Cos., Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2018			115,000	125,158

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039			25,000	35,165

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021			110,000	142,720

CVS Pass-Through Trust 144A sr. mtge. notes 7.507s, 2032			152,723	189,010

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036			14,325	14,942

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037			150,000	186,530

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5 5/8s, 2042			85,000	91,152

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024			32,000	32,487

Kraft Foods Group, Inc. sr. unsec. notes Ser. 144A, 6 7/8s, 2039			55,000	68,371

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040			5,000	6,038

McDonald's Corp. sr. unsec. Ser. MTN, 6.3s, 2038			75,000	90,765

McDonald's Corp. sr. unsec. notes 5.7s, 2039			90,000	103,282

Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042			25,000	22,044

Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034			17,000	17,325

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds 5.15s, 2044			23,000	24,129

				1,149,118
Energy (0.9%)

DCP Midstream Operating LP company guaranty sr. unsec. notes 2.7s, 2019			20,000	17,902

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019			30,000	33,781

EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024			70,000	61,792

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022			27,000	23,699

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023			6,000	5,309

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031			55,000	61,710

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031			110,000	136,610

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041			25,000	26,543

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040			15,000	16,897

Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041			60,000	37,501

Petrobras Global Finance BV company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)			130,000	94,575

Petrobras Global Finance BV company guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)			70,000	68,775

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.85s, 2115 (Brazil)			35,000	22,050

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6 3/4s, 2041 (Brazil)			35,000	22,838

Petroleos Mexicanos 144A company guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)			60,000	55,061

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040			120,000	100,886

Spectra Energy Capital, LLC sr. notes 8s, 2019			110,000	128,569

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)			70,000	77,111

Tosco Corp. sr. unsec. notes 8 1/8s, 2030			72,000	100,122

Weatherford International, LLC company guaranty sr. unsec. unsub. notes 6.8s, 2037			30,000	23,322

Williams Partners LP sr. unsec. notes 5.4s, 2044			43,000	34,457

Williams Partners LP sr. unsec. notes 4.3s, 2024			42,000	38,112

				1,187,622
Financials (6.6%)

Aflac, Inc. sr. unsec. notes 6.9s, 2039			120,000	155,556

Aflac, Inc. sr. unsec. notes 6.45s, 2040			52,000	64,171

Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022			25,000	24,868

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s, perpetual maturity			45,000	43,536

American Express Co. sr. unsec. notes 7s, 2018			16,000	17,976

American International Group, Inc. jr. sub. FRB 8.175s, 2058			114,000	150,765

Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042			200,000	183,554

ARC Properties Operating Partnership LP/Clark Acquisition, LLC company guaranty sr. unsec. unsub. notes 4.6s, 2024(R)			90,000	86,400

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034			80,000	96,003

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual maturity (France)			75,000	77,531

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s, perpetual maturity			67,000	64,990

Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)			200,000	263,050

Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043			98,000	94,416

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)			200,000	203,099

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022			110,000	115,730

CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023(R)			105,000	109,383

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2026			100,000	99,249

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s, perpetual maturity			64,000	60,320

Citigroup, Inc. jr. unsec. sub.FRN 5 7/8s, perpetual maturity			23,000	22,598

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025			40,000	40,600

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 144A jr. unsec. sub. FRN 11s, perpetual maturity (Netherlands)			150,000	184,425

Credit Suisse Group AG 144A unsec. sub. notes 6 1/2s, 2023 (Switzerland)			200,000	221,165

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020(R)			47,000	57,414

Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022(R)			122,000	127,536

EPR Properties unsec. notes 5 1/4s, 2023(R)			50,000	51,280

Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024			35,000	34,125

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity			29,000	26,535

GE Capital Trust I unsec. sub. FRB 6 3/8s, 2067			215,000	230,588

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032			110,000	148,959

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 6 5/8s, 2040			238,000	306,197

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)			215,000	239,076

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes 3 7/8s, 2025(R)			60,000	58,296

Highwood Realty LP sr. unsec. bonds 5.85s, 2017(R)			135,000	143,695

Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025(R)			30,000	29,396

HSBC Holdings PLC unsec. sub. notes 6 1/2s, 2036 (United Kingdom)			200,000	235,184

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)			200,000	217,119

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019			45,000	47,925

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s, perpetual maturity			110,000	114,263

KKR Group Finance Co., LLC 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020			60,000	70,398

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037			45,000	52,313

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097			100,000	126,521

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039			155,000	229,882

Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037			150,000	172,672

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037			400,000	490,000

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023(R)			30,000	30,779

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031			60,000	78,782

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4 7/8s, 2045			35,000	31,150

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)			200,000	215,188

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033			56,000	61,573

Pacific LifeCorp 144A sr. notes 6s, 2020			30,000	33,970

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022			33,000	35,863

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037			228,000	230,280

Prudential Financial, Inc. jr. unsec. sub. FRN 5 5/8s, 2043			35,000	36,225

Prudential Financial, Inc. jr. unsec. sub. FRN 5.2s, 2044			137,000	134,945

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040			35,000	44,282

Realty Income Corp. sr. unsec. notes 4.65s, 2023(R)			120,000	126,511

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8s, perpetual maturity (United Kingdom)			215,000	216,613

Royal Bank of Scotland PLC (The) unsec. sub. FRN Ser. REGS, 9 1/2s, 2022 (United Kingdom)			190,000	207,100

Santander Issuances SAU 144A company guaranty sr. unsec. unsub. notes 5.911s, 2016 (Spain)			100,000	101,003

Santander UK PLC 144A unsec. sub. notes 5s, 2023 (United Kingdom)			65,000	68,398

Standard Chartered PLC unsec. sub. notes 5.7s, 2022 (United Kingdom)			200,000	208,306

State Street Capital Trust IV company guaranty jr. unsec. sub. FRB 1.337s, 2037			306,000	249,390

Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85s, 2039			40,000	50,085

Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026			40,000	53,558

UBS AG/Stamford, CT jr. unsec. sub. notes 7 5/8s, 2022			360,000	414,175

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s, perpetual maturity			65,000	66,138

Willis Group Holdings PLC company guaranty sr. unsec. unsub. notes 5 3/4s, 2021			110,000	123,046

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024(R)			135,000	137,762

ZFS Finance USA Trust V 144A FRB 6 1/2s, 2037			30,000	30,450

				8,574,331
Government (0.5%)

International Bank for Reconstruction & Development sr. unsec. unsub. bonds 7 5/8s, 2023 (Supra-Nation)			500,000	690,790

				690,790
Health care (0.2%)

AbbVie, Inc. sr. unsec. notes 3.6s, 2025			10,000	9,863

Actavis Funding SCS company guaranty sr. unsec. unsub. notes 4 3/4s, 2045 (Luxembourg)			10,000	9,080

Actavis Funding SCS company guaranty sr. unsec. unsub. notes 3.45s, 2022 (Luxembourg)			5,000	4,943

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037			48,000	59,701

Anthem, Inc. sr. unsec. unsub. notes 4 5/8s, 2042			30,000	29,560

HCA, Inc. company guaranty sr. notes 5s, 2024			10,000	10,025

Medtronic, Inc. company guaranty sr. unsec. sub. notes 4 3/8s, 2035			20,000	20,218

Medtronic, Inc. company guaranty sr. unsec. sub. notes 3 1/2s, 2025			20,000	20,407

Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024(R)			70,000	70,761

Omega Healthcare Investors, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2027(R)			20,000	19,050

Quest Diagnostics, Inc. company guaranty sr. unsec. notes 4 3/4s, 2020			17,000	18,254

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041			45,000	46,114

				317,976
Technology (0.2%)

Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045			87,000	86,132

Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022			122,000	127,498

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018			20,000	22,350

Oracle Corp. sr. unsec. unsub. notes 4 1/8s, 2045			10,000	9,436

				245,416
Transportation (0.3%)

Aviation Capital Group Corp. 144A sr. unsec. unsub. notes 7 1/8s, 2020			35,000	40,513

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041			85,000	93,094

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040			40,000	45,869

Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018			6,374	6,581

Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017			20,595	21,290

Norfolk Southern Corp. sr. unsec. notes 6s, 2111			60,000	67,071

Southwest Airlines Co. pass-through certificates Ser. 07-1, 6.15s, 2022			83,873	94,147

United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026			20,000	19,975

				388,540
Utilities and power (1.6%)

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035			55,000	62,375

Beaver Valley II Funding Corp. sr. bonds 9s, 2017			6,000	6,480

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033			15,000	18,063

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.2s, 2042			35,000	34,104

EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Netherlands)			100,000	106,250

El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds 8 3/8s, 2032			75,000	85,102

El Paso Pipeline Partners Operating Co., LP company guaranty sr. unsec. notes 6 1/2s, 2020			30,000	33,151

Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)			120,000	155,300

Electricite de France (EDF) 144A sr. unsec. notes 6s, 2114 (France)			100,000	106,196

Electricite de France (EDF) 144A sr. unsec. unsub. notes 5.6s, 2040 (France)			40,000	46,130

Energy Transfer Partners LP sr. unsec. unsub. notes 7.6s, 2024			30,000	33,325

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042			117,000	109,684

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022			35,000	35,110

Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042			55,000	48,456

FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes 5.45s, 2044			140,000	144,255

Iberdrola International BV company guaranty sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)			30,000	37,177

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018			40,000	43,876

Kansas Gas and Electric Co. bonds 5.647s, 2021			27,852	28,131

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044			16,000	13,213

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021			40,000	38,479

MidAmerican Funding, LLC sr. bonds 6.927s, 2029			10,000	13,273

Oncor Electric Delivery Co., LLC sr. notes 7s, 2022			55,000	67,822

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022			60,000	63,065

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038			55,000	68,590

Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037			30,000	35,537

Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016			37,000	38,399

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067			99,000	84,521

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019			135,000	165,648

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35s, 2067 (Canada)			180,000	151,875

WEC Energy Group jr. unsec. sub. FRN 6 1/4s, 2067			300,000	255,375

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042			35,000	35,102

				2,164,064

Total corporate bonds and notes (cost $19,506,360)				$20,549,121

MORTGAGE-BACKED SECURITIES (1.4%)(a)
			Principal amount	Value

Citigroup Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.899s, 2049			$285,000	$301,172
Ser. 14-GC21, Class AS, 4.026s, 2047			93,000	98,220

COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.897s, 2047			161,000	165,042
Ser. 14-UBS6, Class C, 4.615s, 2047			68,000	66,125
FRB Ser. 13-CR13, Class AM, 4.449s, 2023			100,000	109,394
Ser. 12-LC4, Class AM, 4.063s, 2044			56,000	60,099

Federal Home Loan Mortgage Corporation
FRB Ser. T-56, Class A, IO, 0.524s, 2043			620,893	13,194
FRB Ser. T-56, Class 2, IO, zero %, 2043			543,595	—

FIRSTPLUS Home Loan Owner Trust 1997-3 Ser. 97-3, Class B1, 7.79s, 2023 (In default)(NON)			14,822	1

GE Business Loan Trust 144A FRB Ser. 04-2, Class D, 2.957s, 2032			14,549	13,021

JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C25, Class C, 4.598s, 2047			71,000	70,380

JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 13-C10, Class C, 4.295s, 2047			109,000	109,460

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031(F)			36,067	37,868
Ser. 98-C4, Class H, 5.6s, 2035			93,659	96,523

Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D, 5.709s, 2045			217,000	234,143

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038			230,785	57,696

Wells Fargo Commercial Mortgage Trust Ser. 12-LC5, Class AS, 3.539s, 2045			61,000	63,529

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047			24,000	24,826
Ser. 13-C18, Class AS, 4.387s, 2046			150,000	163,307
Ser. 13-UBS1, Class AS, 4.306s, 2046			101,000	109,352

Total mortgage-backed securities (cost $1,803,701)				$1,793,352

CONVERTIBLE PREFERRED STOCKS (0.1%)(a)
			Shares	Value

Oportun Financial Corp. Ser. A-1, zero % cv. pfd. (acquired 6/23/15, cost $117) (Private)(F)(RES)(NON)			41	$105

Oportun Financial Corp. Ser. B-1, zero % cv. pfd. (acquired 6/23/15, cost $2,211) (Private)(F)(RES)(NON)			702	1,990

Oportun Financial Corp. Ser. C-1, zero % cv. pfd. (acquired 6/23/15, cost $5,197) (Private)(F)(RES)(NON)			1,021	4,677

Oportun Financial Corp. Ser. D-1, zero % cv. pfd. (acquired 6/23/15, cost $7,538) (Private)(F)(RES)(NON)			1,481	6,784

Oportun Financial Corp. Ser. E-1, zero % cv. pfd. (acquired 6/23/15, cost $4,227) (Private)(F)(RES)(NON)			770	3,805

Oportun Financial Corp. Ser. F, zero % cv. pfd. (acquired 6/23/15, cost $12,764) (Private)(F)(RES)(NON)			1,662	11,488

Oportun Financial Corp. Ser. F-1, zero % cv. pfd. (acquired 6/23/15, cost $35,793) (Private)(F)(RES)(NON)			12,559	32,214

Oportun Financial Corp. Ser. G, zero % cv. pfd. (acquired 6/23/15, cost $45,261) (Private)(F)(RES)(NON)			15,881	40,735

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $72,763) (Private)(F)(RES)(NON)			25,555	65,486

Total convertible preferred stocks (cost $185,871)				$167,284

MUNICIPAL BONDS AND NOTES (0.1%)(a)
			Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34			$30,000	$42,063

North TX, Tollway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49			55,000	75,328

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40			40,000	45,399

Total municipal bonds and notes (cost $125,193)				$162,790

PURCHASED OPTIONS OUTSTANDING (0.0%)(a)
	Expiration		Contract
	date/strike price		amount	Value

Bombardier, Inc. (Call)	Oct-15/$2.00		$109,014	$4,330

Total purchased options outstanding (cost $5,829)				$4,330

SHORT-TERM INVESTMENTS (7.5%)(a)
			Principal amount/shares	Value

Putnam Short Term Investment Fund 0.13%(AFF)		Shares	9,819,239	$9,819,239

U.S. Treasury Bills 0.15%, February 11, 2016			$30,000	29,997

Total short-term investments (cost $9,849,223)				$9,849,236

TOTAL INVESTMENTS

Total investments (cost $145,647,484)(b)				$146,011,944

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $6,062,579) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Euro	Buy	12/16/15	$561,201	$566,153	$(4,952)
Barclays Bank PLC
	Canadian Dollar	Sell	10/21/15	252,953	278,483	25,530
Citibank, N.A.
	Euro	Sell	12/16/15	505,148	511,414	6,266
Credit Suisse International
	British Pound	Sell	12/16/15	905,553	916,538	10,985
	Euro	Sell	12/16/15	198,591	201,072	2,481
Deutsche Bank AG
	British Pound	Sell	12/16/15	702,605	711,114	8,509
HSBC Bank USA, National Association
	British Pound	Buy	12/16/15	19,660	19,898	(238)
	Canadian Dollar	Buy	10/21/15	204,250	205,550	(1,300)
	Canadian Dollar	Sell	10/21/15	204,250	203,226	(1,024)
	Euro	Buy	12/16/15	283,286	285,281	(1,995)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/21/15	458,326	468,603	10,277
	Euro	Sell	12/16/15	46,431	47,008	577
State Street Bank and Trust Co.
	Canadian Dollar	Sell	10/21/15	7,043	21,080	14,037
	Euro	Sell	12/16/15	660,774	669,008	8,234
	Israeli Shekel	Sell	10/21/15	250,613	260,898	10,285
UBS AG
	Euro	Sell	12/16/15	325,130	329,215	4,085
WestPac Banking Corp.
	Canadian Dollar	Sell	10/21/15	346,611	368,038	21,427

Total						$113,184

TBA SALE COMMITMENTS OUTSTANDING at 9/30/15 (proceeds receivable $7,406,641) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s, October 1, 2045	$3,000,000	10/14/15	$3,252,188
Federal National Mortgage Association, 4s, October 1, 2045	1,000,000	10/14/15	1,066,563
Federal National Mortgage Association, 3 1/2s, October 1, 2045	2,000,000	10/14/15	2,085,937
Federal National Mortgage Association, 3s, October 1, 2045	1,000,000	10/14/15	1,013,281

Total			$7,417,969

VT George Putnam Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
baskets	2,964	$—	7/16/16	(3 month USD-LIBOR-BBA plus 0.30%)	A basket (JPCMPTMD) of common stocks	$(22,921)

Total		$—	$(22,921)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2015 through September 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $130,726,469.
(b)	The aggregate identified cost on a tax basis is $146,028,969, resulting in gross unrealized appreciation and depreciation of $9,699,626 and $9,716,651, respectively, or net unrealized depreciation of $17,025.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $246,713, or 0.2% of net assets.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Short Term Investment Fund*	$8,747,063	$30,279,650	$29,207,474	$7,721	$9,819,239
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
(F)	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $8,457,350 to cover certain derivative contracts and delayed delivery securities .
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to hedge against changes in values of securities it owns, owned or expects to own.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to gain exposure to currencies.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, tomanage exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $21,576 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$3,010,893	$241,697	$—
Capital goods	3,111,735	184,844	—
Communication services	4,214,185	—	—
Conglomerates	1,156,099	56,286	—
Consumer cyclicals	10,393,043	—	—
Consumer staples	7,164,297	—	41,295
Energy	4,794,096	566,457	—
Financials	12,929,303	393,637	38,134
Health care	11,376,815	—	—
Technology	15,666,113	130,108	—
Transportation	1,596,899	—	—
Utilities and power	2,216,041	—	—
Total common stocks	77,629,519	1,573,029	79,429
Convertible preferred stocks	$—	$—	$167,284
Corporate bonds and notes	—	20,549,121	—
Mortgage-backed securities	—	1,735,655	57,697
Municipal bonds and notes	—	162,790	—
Purchased options outstanding	—	4,330	—
U.S. government and agency mortgage obligations	—	17,767,734	—
U.S. treasury obligations	—	16,436,120	—
Short-term investments	9,819,239	29,997	—

Totals by level	$87,448,758	$58,258,776	$304,410

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$113,184	$—
TBA sale commitments	—	(7,417,969)	—
Total return swap contracts	—	(22,921)	—

Totals by level	$—	$(7,327,706)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above) did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$122,693	$9,509
Equity contracts	4,330	22,921

Total	$127,023	$32,430

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)		$34,000
Forward currency contracts (contract amount)		$5,900,000
OTC total return swap contracts (notional)		$310,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

	Assets:
	OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—
	Forward currency contracts#	—	25,530	6,266	13,466	8,509	—	—	10,854	32,556	4,085	21,427	122,693
	Purchased options#	—	—	—	—	—	4,330	—	—	—	—	—	4,330

	Total Assets	$—	$25,530	$6,266	$13,466	$8,509	$4,330	$—	$10,854	$32,556	$4,085	$21,427	$127,023

	Liabilities:
	OTC Total return swap contracts*#	—	—	—	—	—	—	—	22,921	—	—	—	22,921
	Forward currency contracts#	4,952	—	—	—	—	—	4,557	—	—	—	—	9,509

	Total Liabilities	$4,952	$—	$—	$—	$—	$—	$4,557	$22,921	$—	$—	$—	$32,430

	Total Financial and Derivative Net Assets	$(4,952)	$25,530	$6,266	$13,466	$8,509	$4,330	$(4,557)	$(12,067)	$32,556	$4,085	$21,427	$94,593
	Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	Net amount	$(4,952)	$25,530	$6,266	$13,466	$8,509	$4,330	$(4,557)	$(12,067)	$32,556	$4,085	$21,427

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 25, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 25, 2015